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CMA MICHIGAN
MUNICIPAL MONEY FUND


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Annual Report

March 31, 1997



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Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                               #16056 -- 3/97


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TO OUR SHAREHOLDERS:

For the year ended March 31, 1997, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 2.89%*. As of March 31, 1997, the Fund's 7-day yield was 2.85%.

Economic Environment & Investment Strategy
The six-month period ended March 31, 1997 was stable for the state of Michigan's economy. This was reflected by an unchanged reading in the Michigan Business Activity Index of 167 for the month of December 1996. The index, which is seasonally adjusted, represents 10 different measures of economic activity compiled monthly and reported by the Economics Department of Comerica Bank. More specifically, the data showed that good gains in motor vehicle output and electric power consumption were offset by reductions in steel production and the volume of financial transactions. Furthermore, enhanced by relatively broad-based job growth and additional efforts to build a pro-business climate, Michigan's economy is currently registering one of the nation's best performances in terms of growth. At year-end, total non-farm employment was up at nearly a 2.0% annual rate with limited losses in manufacturing and government employment. Moreover, the state ended fiscal year 1996 with an $88.1 million surplus. Governor John Engler credits this surplus to Michigan's dramatically improved economic climate and disciplined fiscal management. Budget officials report that $58.1 million of the $88.1 million surplus will be deposited into the state's $1.1 billion "rainy-day" fund. During February 1997, Michigan issued $900 million in full faith and credit general obligation notes. This issuance of tax anticipation notes was unchanged from last year and was used predominantly to address timing differences between collections and disbursement.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

During the six-month period ended March 31, 1997, economic statistics continued to paint an ideal picture of the US economy. For a majority of the period, a combination of steady growth and low inflation kept Federal Reserve Board policy makers on hold. Despite strong holiday sales spurred by healthy increases in personal income, the consensus remained that monetary policy would be on hold for the near term. However, during most of this period, a lack of fixed-rate supply combined with traditional inflows during early December 1996 and January 1997 kept yields on fixed-rate notes relatively unattractive compared to those on variable rate demand notes. Both the flat short-term tax-exempt yield curve and a bias for tighter monetary policy caused us to use the Fund's commercial paper to maintain a relatively neutral average portfolio maturity while selectively purchasing fixed-rate notes when yields were attractive. With similar conditions existing during the six-month period ended September 30, 1996, the Fund continued to utilize the same market strategy as it had then. Furthermore, the purchase of fixed-rate notes at attractive levels during July 1996 and August 1996 enhanced the Fund's performance for the recent fiscal year.

As the six-month period ended March 31, 1997 concluded, continued strength in a majority of economic statistics revealed the potential for impressive growth during the first quarter of 1997. Therefore, with the likelihood of an interest rate hike and the expected rise in yields on variable rate products in April because of outflows during tax time, we decided to position the Fund more defensively. In October 1996, the average portfolio maturity was in the 55-day range, but by the end of March, the average portfolio maturity was reduced to the 25-day range. On March 25, 1997, the Federal Reserve Board increased the Federal Funds rate by 25 basis points (0.25%) to 5.5%. During the six-month period ended March 31, 1997, the state of Michigan's short-term issuance totaled $947 million. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/DARRIN J. SANFILLIPPO
Darrin J. SanFillippo
Vice President and Portfolio Manager

May 2, 1997




CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                                   (IN THOUSANDS)

                 Face                                                                                               Value
State           Amount                                 Issue                                                       (Note 1a)
Michigan --    $ 1,375   Battle Creek, Michigan, Housing Corporation Revenue Bonds, VRDN, Series
90.0%                    1997-A, 3.50% due 2/01/2027 (a)                                                           $ 1,375
                   945   Bedford Township, Michigan, Economic Development Corporation Revenue
                         Bonds (Form-Tech Steel Inc. Project), VRDN, 3.70% due 3/01/2010 (a)                           945
                 4,500   Berrien County, Michigan, Economic Development Corporation, Economic
                         Development Revenue Bonds (Arlington Corp. Project), VRDN, AMT, 3.69%
                         due 9/01/2016 (a)                                                                           4,500
                 4,000   Chelsea, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Bonds (Silver Maples of Chelsea), VRDN, 3.50% due 5/15/2028 (a)                     4,000
                   105   Delta Township, Michigan, Economic Development Corporation, IDR, Refunding
                         (Schottenstein Stores), VRDN, 3.50% due 12/01/1997 (a)                                        105
                15,000   Detroit, Michigan, City School District, State School Aid Notes, 4.50% due
                         5/01/1997                                                                                  15,007
                         Detroit, Michigan, Water Supply System Revenue Bonds, Municipal Trust Receipts,
                         VRDN (a)(c):
                 2,000   Series SGB-6, 3.50% due 7/01/2025                                                           2,000
                 3,500   Series SG-64, 3.50% due 7/01/2025                                                           3,500
                 4,700   Eagle Tax-Exempt Trust Custodial Receipts, VRDN, 3.60% due 6/01/1997 (a)                    4,700
                 1,000   Eaton, Michigan, Inter-School District, TAN, 4.20% due 4/01/1997                            1,000
                 1,255   Farmington Hills, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                         3.30% due 11/01/2010 (a)                                                                    1,255
                 2,800   Flint, Michigan, Economic Development Corporation, Economic Development
                         Revenue Bonds (Plastics Research Corp.), VRDN, AMT, 3.70% due 9/01/2004 (a)                 2,800
                 9,000   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                         (Garden City Hospital Obligation), VRDN, Series A, 3.50% due 9/01/2026 (a)                  9,000
                 3,000   Garden City, Michigan, School District, State Aid Notes, 4.30% due 4/15/1997                3,000
                 3,400   Genesee County, Michigan, Economic Development Corporation, Limited
                         Obligation, Economic Development Revenue Bonds (MM & E Inc. Project), VRDN,
                         3.70% due 7/01/2005 (a)                                                                     3,400
                 2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J & F Steel
                         Corp.), VRDN, AMT, 3.55% due 2/01/2009 (a)                                                  2,300
                   575   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Refunding Bonds (Calder), VRDN, Series A, 3.45% due 10/01/2011 (a)                    575
                 1,000   Grand Rapids, Michigan, Economic Development Corporation Revenue Bonds
                         (Amway/Grand Plaza Hotel, Facility #1), VRDN, 3.45% due 12/01/2006 (a)                      1,000
                 2,690   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                         AMT, 3.55% due 7/01/2009 (a)                                                                2,690
                 8,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                         3.30% due 1/01/2020 (a)(b)                                                                  8,000
                   440   Kalamazoo, Michigan, City School District, Refunding, UT, 3.70% due 5/01/1997 (b)             440
                   980   Kalamazoo, Michigan, Public Library, 4% due 4/01/1997                                         980
                 3,700   Kent Hospital Finance Authority, Michigan, Hospital Facilities Revenue Bonds
                         (Butterworth Hospital), ACES, VRDN, Series A, 3.35% due 1/15/2020 (a)                       3,700
                 1,015   Lenawee County, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Bonds (The Wyatt Project), VRDN, 3.70% due 5/01/2002 (a)                 1,015
                 1,000   Livingston, Michigan, Educational Service Agency, TAN, 4.10% due 4/01/1997                  1,000
                   900   Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Refunding Bonds (North American Steel Project), VRDN, 3.45% due
                         6/01/1998 (a)                                                                                 900
                 1,000   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                         Bonds (Davenport Collateral Business Project), VRDN, 3.50% due 3/01/2027 (a)                1,000
                         Michigan Municipal Bond Authority Revenue Notes:
                13,500   Series A, 4.50% due 7/03/1997                                                              13,525
                 2,000   Series B, 4.50% due 7/25/1997                                                               2,004
                 3,500   Series D, 4.50% due 9/19/1997                                                               3,508
                 1,000   Michigan State Building Authority Revenue Bonds, Series II, 5.60% due
                         10/01/1997                                                                                  1,010
                         Michigan State Building Authority Revenue Notes, CP, Series 1:
                15,000   3.50% due 5/01/1997                                                                        15,000
                11,920   3.65% due 5/01/1997                                                                        11,920
                         Michigan State, HDA, Limited Obligation Revenue Bonds:
                 4,000   (Bloomfield), TEAMS, 3.50% due 6/27/1997                                                    4,000
                 1,200   (Laurel Valley), VRDN, TEAMS, 3.50% due 12/01/2007 (a)                                      1,200
                 4,000   (Sand Creek Apartments Phase 1 Project), VRDN, AMT, 3.60% due
                         1/01/2029 (a)                                                                               4,000
                 2,000   (Woodland Meadows Apartments Project), VRDN, AMT, 3.55% due
                         3/01/2013 (a)                                                                               2,000
                         Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A:
                 2,500   3.55% due 6/09/1997                                                                         2,500
                 4,000   3.50% due 6/10/1997                                                                         4,000
                         Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                 1,000   (Adaptive Manufacturing L.L.C. Project), AMT, 3.70% due 8/01/2016                           1,000
                   945   (Akemi Inc. Project), AMT, 3.70% due 3/01/2021                                                945
                   475   (BBPV Project), AMT, Series A-2, 4% due 1/01/2014                                             475
                 1,500   (BCM & N Project), AMT, 3.55% due 6/01/2020                                                 1,500
                 2,900   (Baron Drawn Steel), IDR, AMT, 3.70% due 12/01/2006                                         2,900
                 2,500   (Cincinnati Milacron Inc. Project), AMT, 3.75% due 4/15/2005                                2,500
                 4,200   (Dott Industries Inc. Project), AMT, 3.70% due 6/01/2001                                    4,200
                 1,500   (Hercules Drawn Steel Project), AMT, 3.70% due 8/01/2006                                    1,500
                 1,500   (Inalfa-Hollandia Inc. Project), AMT, 3.70% due 5/01/2016                                   1,500
                 2,000   (Ingersoll CM System Inc. Project), AMT, 3.70% due 12/01/2011                               2,000
                   230   (Kay Screen Printing Inc.), AMT, Series A, 3.50% due 1/01/1999                                230
                 3,305   (Monarch Hydraulics Inc. Project), AMT, 3.60% due 7/01/2016                                 3,305
                 2,000   (Norbert Industries Inc. Project), AMT, UT, 3.80% due 4/01/2006                             2,000
                 1,000   (Nuvar Properties L.L.C. Project), AMT, 3.60% due 7/01/2026                                 1,000
                 2,300   (Park Realty L.L.C.), AMT, Series A, 3.60% due 9/01/2026                                    2,300
                 1,355   (Perfection Steel Inc. Project), AMT, 3.60% due 3/01/2002                                   1,355
                 6,600   Refunding (Detroit Edison Co.), Series CC, 3.65% due 9/01/2030                              6,600
                 4,850   Refunding (Lake Shore Inc.), AMT, 3.65% due 11/01/2019                                      4,850
                   500   Refunding (Park Village Pines Project), 3.45% due 5/01/2006                                   500
                 6,500   (Riverwalk Properties L.L.C. Project), AMT, 3.70% due 8/01/2021                             6,500
                   450   Series C-4, 4% due 1/01/2014                                                                  450
                 1,250   (TEI Investments L.L.C.), AMT, 3.70% due 2/01/2022                                          1,250
                 4,500   (Temperance Enterprises Co.), AMT, 3.70% due 8/01/2011                                      4,500
                 1,605   (Tom Miller Inc. Project), AMT, 3.55% due 12/01/2009                                        1,605
                 3,000   (Universal Tube, Inc. Project), AMT, 3.70% due 8/01/2011                                    3,000
                   450   (Whitehall Industries), AMT, Series A-6, 4% due 1/01/2009                                     450
                         Michigan State Strategic Fund, PCR, Refunding, VRDN, Series A (a):
                 4,100   (Consumer's Power Project), 3.65% due 4/15/2018                                             4,100
                 6,700   (General Motors Corp. Project), 3.55% due 4/01/2008                                         6,700
                 7,500   Michigan State Trunk Line, FLOATS, VRDN, Series SG-44, 3.50% due
                         11/15/2024 (a)(b)                                                                           7,500
                 1,500   Monroe County, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Detroit Edison Co.), VRDN, Series CC, 4%
                         due 10/01/2024 (a)                                                                          1,500
                   700   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                         (William Beaumont Hospital), VRDN, Series J, 3.60% due 1/01/2003 (a)                          700
                   185   Sterling Heights, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN, 3.25%
                         due 12/01/2010 (a)                                                                            185
                         University of Michigan, University Revenue Bonds, VRDN, Series A (a):
                 9,800   3.75% due 12/01/2019                                                                        9,800
                 3,500   (Medical Service Plan), 3.75% due 12/01/2027                                                3,500
                   500   Walled Lake, Michigan, Consolidated School District Refunding Bonds, UT,
                         3.65% due 5/01/1997 (c)                                                                       500
                 7,100   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                         Metropolitan County), VRDN, AMT, Series A, 3.50% due 12/01/2016 (a)                         7,100
                   900   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                         Bonds (Family One Inc. Project), VRDN, AMT, 3.60% due 11/01/2019 (a)                          900

Puerto Rico --           Puerto Rico Commonwealth, Government Development Bank, CP:
9.2%             5,000   3.15% due 4/03/1997                                                                         5,000
                 7,500   3.50% due 4/09/1997                                                                         7,500
                 5,000   3.35% due 4/17/1997                                                                         5,000
                 7,500   3.40% due 5/07/1997                                                                         7,500

                         Total Investments (Cost -- $270,754*) -- 99.2%                                            270,754

                         Other Assets Less Liabilities -- 0.8%                                                       2,215
                                                                                                                 ---------
                         Net Assets -- 100.0%                                                                     $272,969
                                                                                                                 =========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b) FGIC Insured.
(c) MBIA Insured
*   Cost for Federal income tax purposes.




Portfolio Abbreviations for CMA Michigan Municipal Money Fund

ACESSM  Adjustable Convertible Extendable Securities
AMT     Alternative Minimum Tax (subject to)
CP      Commercial Paper
FLOATS  Floating Rate Securities
HDA     Housing Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
TAN     Tax Anticipation Notes
TEAMS   Tax-Exempt Adjustable Municipal Securities
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.





CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997

Assets:
Investments, at value (identified cost -- $270,754,458) (Note 1a)                                    $270,754,458
Cash                                                                                                       13,412
Receivables:
Interest                                                                    $2,343,672
Securities sold                                                                115,000                  2,458,672
                                                                          ------------
Prepaid registration fees and other assets (Note 1d)                                                        9,049
                                                                                                  ---------------
Total assets                                                                                          273,235,591
                                                                                                  ---------------

Liabilities:
Payables:
Investment adviser (Note 2)                                                    114,906
Distributor (Note 2)                                                            80,205
Dividends to shareholders (Note 1e)                                                 90
Beneficial interest redeemed                                                        13                    195,214
                                                                          ------------
Accrued expenses and other liabilities                                                                     71,042
                                                                                                  ---------------
Total liabilities                                                                                         266,256
                                                                                                  ---------------

Net Assets                                                                                           $272,969,335
                                                                                                  ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited
number of shares authorized                                                                           $27,311,968
Paid-in capital in excess of par                                                                      245,807,707
Accumulated realized capital losses -- net (Note 4)                                                      (150,340)
                                                                                                  ---------------
Net Assets -- Equivalent to $1.00 per share based on
273,119,675 shares of beneficial interest outstanding                                                $272,969,335
                                                                                                  ===============

See Notes to Financial Statements.





CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                $8,964,633

Expenses:
Investment advisory fees (Note 2)                                              $1,255,849
Distribution fees (Note 2)                                                        308,843
Accounting services (Note 2)                                                       53,569
Transfer agent fees (Note 2)                                                       52,563
Professional fees                                                                  47,651
Registration fees (Note 1d)                                                        26,666
Custodian fees                                                                     25,099
Printing and shareholder reports                                                   20,028
Pricing fees                                                                        6,372
Trustees' fees and expenses                                                         2,429
Amortization of organization expenses (Note 1d)                                       527
Other                                                                               5,658
                                                                             ------------
Total expenses                                                                                           1,805,254
                                                                                                     -------------
Investment income -- net                                                                                 7,159,379

Realized Loss on Investments -- Net (Note 1c)                                                              (18,304)
                                                                                                     -------------

Net Increase in Net Assets Resulting from Operations                                                    $7,141,075
                                                                                                     =============

See Notes to Financial Statements.






CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                    March 31,
Increase (Decrease) in Net Assets:                                                          1997                1996

Operations:
Investment income -- net                                                                   $7,159,379          $7,385,953
Realized loss on investments -- net                                                           (18,304)            (13,976)
                                                                                       --------------      --------------
Net increase in net assets resulting from operations                                        7,141,075           7,371,977
                                                                                       --------------      --------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                                   (7,159,379)         (7,385,953)
                                                                                       --------------      --------------
Net decrease in net assets resulting from dividends to shareholders                        (7,159,379)         (7,385,953)
                                                                                       --------------      --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        1,149,598,981       1,072,495,850
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                      7,159,224           7,386,278
                                                                                       --------------      --------------
                                                                                        1,156,758,205       1,079,882,128
Cost of shares redeemed                                                                (1,131,314,536)     (1,052,494,852)
                                                                                       --------------      --------------
Net increase in net assets derived from beneficial interest transactions                   25,443,669          27,387,276
                                                                                       --------------      --------------

Net Assets:
Total increase in net assets                                                               25,425,365          27,373,300
Beginning of year                                                                         247,543,970         220,170,670
                                                                                       --------------      --------------
End of year                                                                              $272,969,335        $247,543,970
                                                                                       ==============      ==============

See Notes to Financial Statements.






CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                        1997       1996       1995       1994       1993

Per Share Operating Performance:
Net asset value, beginning of year                             $1.00      $1.00      $1.00      $1.00      $1.00
                                                            --------   --------   --------   --------   --------
Investment income -- net                                         .03        .03        .03        .02        .02
                                                            --------   --------   --------   --------   --------
Total from investment operations                                 .03        .03        .03        .02        .02
                                                            --------   --------   --------   --------   --------
Less dividends from investment income -- net                    (.03)      (.03)      (.03)      (.02)      (.02)
                                                            --------   --------   --------   --------   --------
Net asset value, end of year                                   $1.00      $1.00      $1.00      $1.00      $1.00
                                                            ========   ========   ========   ========   ========
Total Investment Return                                         2.89%      3.13%      2.57%      1.81%      2.24%
                                                            ========   ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                   .72%       .73%       .73%       .72%       .65%
                                                            ========   ========   ========   ========   ========
Expenses                                                         .72%       .73%       .73%       .72%        74%
                                                            ========   ========   ========   ========   ========
Investment income -- net                                        2.84%      3.05%      2.54%      1.79%      2.22%
                                                            ========   ========   ========   ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                      $272,969   $247,544   $220,171   $236,435   $200,200
                                                            ========   ========   ========   ========   ========

See Notes to Financial Statements.




CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on secur-ity transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $149,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003 and $33,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA
Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1997.

Please retain this information for your records.